Exhibit 99.2

Third Quarter 202 3 Financial Results November 8 , 202 3

2 Welcome and Participants Dr. Jeffrey Graves President & Chief Executive Officer Andrew Johnson Executive Vice President, Interim Chief Financial Officer Mick McCloskey Vice President, Treasury & Investor Relations

©2023 3D Systems, Inc. | All Rights Reserved. 3 To participate via phone, please dial: 1 - 201 - 689 - 8345

Certain statements made in this release that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements . In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology . Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company . The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements . Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved . The forward - looking statements included are made only as the date of the statement . 3 D Systems undertakes no obligation to update or revise any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law . 4 Forward Looking Statements

Dr. Jeffrey Graves President & Chief Executive Officer 5

Third Quarter Performance & Industry Outlook 6 Healthcare Demand Environment High - level Results 3D Scale Impacted by lower consumer discretionary spending and production CapEx Operational execution and technology progress led to improvements in gross margin and adj. EBITDA, despite softer revenue Broadest range of additive technologies in the industry, including metal and polymer, materials and software Turning Inward & Building a Path Toward Sustainable Profitability

Industrial Solutions Group 7 • Delivered year - over - year growth in a challenging demand environment • Driven by Commercial Aviation & Defense, Transportation & Motorsport, and Academic & Research verticals, partially offset by broader weakness in other markets

Healthcare Solutions Group 8 • Revenue decline in Q3 ’23 primarily driven by expected weakness in dental orthodontics business • Softer non - dental printer sales offset by milestone progress in Regenerative Medicine and Personalized Healthcare Solutions growth • Additive Manufacturing continues to change the future of healthcare

9 Restructuring Initiative x Actions expected to deliver between $45 - $55 million in annualized savings by the end of 2024 x Focused on operations optimization, headcount reduction, cost downs with 3 rd party contracts and geographic rationalizations x Reduce operating costs, improve customer quality/delivery reliability, and support R&D initiatives

10 An Incredible Technology Roadmap Ahead A record number of new product releases between now and the end of 2024… Chuck Hull Awarded National Medal of Technology and Innovation SLS 300 DMP Flex 350 Triple Accura AMX High Temp 300C C - 103

Andrew Johnson EVP, Interim Chief Financial Officer 11

Q3 Revenue Summary

($ in millions)

ISG



$68
$71
Q3'22
Q3'23

- *ISG revenues grew ~5% YoY, primarily driven by strength in Transportation & Motorsports, Academic & Research, and Commercial Aviation & Defense verticals*

HSG



$64
$52
Q3'22
Q3'23

- *HSG declined ~18% YoY due to decline in dental orthodontics business YoY from consumer spending headwinds & non-dental printers*
- *Solid progress in Personalized Healthcare Solutions grew ~7% YoY*

Consolidated



$132
$124
Q3'22
Q3'23

- *YoY revenue declined ~6% primarily driven by expected headwinds in dental orthodontics business*

Expect Modest Sequential Improvement in Q4 2023

12

13 Gross Profit Margin (Non - GAAP) See A ppendix for a reconciliation of N on - GAAP Gross Profit Margin 39.9% 38.9% 42.7% 44.8% Q3 2022 Q2 2023 Q3 2023 Normalized Q3 2023 Expect YoY Gross Margin Improvement for Q4 2023 Commentary • Continued execution of efficiencies & cost optimization, favorable mix, despite headwind from lower volumes • ~$4.5 million of revenue recognized at 100% gross margin for milestone progress in Regenerative Medicine

14 Earnings (non - GAAP) • Adjusted EBITDA increased to $4.7 million dollars in Q3 2023, improvement of $5 million from the prior year and $11.6 million from prior quarter, driven by cost optimization, progress in Regenerative Medicine and lower incentive compensation expense • Expect adjusted EBITDA to approach breakeven for Q4 2023 due to one - time benefits • Net loss of $11.7 million, resulting in diluted loss per share of $0.09, and diluted non - GAAP income per share of $0.01 See A ppendix for a reconciliation of Non - GAAP Operating Income and Adjusted EBITDA. See Appendix for reconciliation of GAAP and Non - GAAP Net Loss per share.

15 Balance Sheet • Ended the quarter with $446 million dollars of cash and short - term investments on hand • Decrease due to $72 million of cash used in operations, $21 million used for capital expenditures, and $29 million used for acquisitions and investments • Targeting a 20% inventory reduction in 2024 to improve FCF

16 Restructuring Initiative • Additional restructuring initiative expected to deliver $45 - $55 million in annualized savings by end of 2024 • Rationalization of current geographic footprint to continue integrating human, technological and production resources • Headcount reduction of up to 10% spread across the organization, resulting in severance cash costs between $4 - $6 million • ~2/3 of the cost takeout to reduce OpEx , remaining ~1/3 to improve Gross Margin • Majority of actions expected to be completed by Q1 2024 Positioning the company to deliver sustainable profitability and protect our mission critical investments that will drive our future growth

17 Q&A Session 1 - 201 - 689 - 8345

Dr. Jeffrey Graves President & Chief Executive Officer 18

19 Thank You Find out more at: www.3dsystems.com

©202 3 3D Systems, Inc. | All Rights Reserved. Appendix

21 Presentation of Information 3 D Systems reports its financial results in accordance with GAAP . Management also reviews and reports certain non - GAAP measures, including : non - GAAP revenue excluding divestitures and on a constant currency basis (sometimes referred to as excluding divestitures and FX effects), non - GAAP Gross profit, non - GAAP Gross profit margin, non - GAAP Operating expenses, non - GAAP Operating (loss)/income, non - GAAP Interest and other income/(expense), net, non - GAAP Net income (loss), non - GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin . These non - GAAP measures exclude certain special items that management does not view as part of 3 D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results . Management believes that the non - GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period - over - period results . Additionally, management uses the non - GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets . 3 D Systems’ non - GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies . These non - GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP . A reconciliation of GAAP to non - GAAP financial measures is provided in the accompanying schedules in the Appendix . 3 D Systems does not provide forward - looking guidance for certain measures on a GAAP basis . The company is unable to provide a quantitative reconciliation of forward - looking non - GAAP gross profit margins, Adjusted EBITDA and free cash flow to the most directly comparable forward - looking GAAP measures without unreasonable effort because certain items, including litigation costs, acquisition expenses, stock - compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate . These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially .

Balance Sheets 22

Statement of Operations 23

Statement of Cash Flows 24

Reconciliation of Revenue to Non - GAAP Revenue (in thousands except percentages, unaudited) 25

Gross Profit and Gross Profit Margin Reconciliation (in thousands except percentages, unaudited) 26

Adjust EBITDA reconciliation (in thousands except percentages, unaudited) 27

Earnings per Share Reconciliation (in dollars, unaudited) 28